Exhibit 10.9
Payments as of: June 8, 2007
504 Prepayment | Options | Help | Contact Us | Loaoff          Customer Service: 800-225-4285
Loan Detail
Status of Portfolio • Status of Portfolio — NonCurrent • Application of Funds • Loans with no ACH bank
45 Days Delinquent • 65 Days Default • Payout Statement • Funding • Other Reports • 1098/1099

U.S. Small Business Administration
NOTE (CDC/504 Loans)
SBA Loan Number 7913774010
SBA Loan Name PLANET BEACH FRANCHISING CORP.
Date May 03, 2007
Loan Amount $638,000.00

Borrower PLANET BEACH FRANCHISING CORP.

Operating Company	PLANET BEACH FRANCHISING CORP.

CDC 06-017 NEW ORLEANS REGIONAL BUSINESS LOAN CORPORATION

Funding Date	June 13, 2007	*Interest Rate	5.78856%
First Payment Due	July 01, 2007	*P&l Amount	$4,484.72
Note Maturity Date	June 01, 2027	*Monthly Payment	$5,222.68
		(* blank at signing)
1. PROMISE TO PAY
2. DEFINITIONS
3. DEBENTURE & NOTE TERMS
Date of SBA Approval: 10/08/2004

	(A) Debenture	(B) Note(or lease)
A. Principal Amount	$638,000.00	$638,000.00
B. Date	06/13/2007	05/03/2007
C. Interest Rate	5.71000%	5.78856%	**
D. Maturity Date *	06/01/2027	06/01/2027
E. Payment Amount	$26,908.28	$5,222.68	***
F. Payment Dates	Semi-Annual The first of each month December and June beginning July 01, 2007

*	Item in Column A must be identical to item in Column B

**	The Note Rate is the interest rate charged on the Debenture, adjusted to reflect monthly amortization

***	Servicing fees are added to monthly principal and interest payments to arrive at Borrower’s total monthly payment.
4. PAYMENT
5. UNDERWRITERS’ FEE
6. DISBURSEMENT AUTHORIZATION

	Dollar Amount
(Complete all information: enter “N/A- if not applicable)	Please round to the nearest dollar
Total Debenture Amount	$638,000.00
A. The Underwriters’ Fee withheld prior to CSA receipt of funds	$2,552.00	y
B. Amount received by CSA	$635,448.00

Dollar Amount
(Complete all information: enter “N/A- if not applicable)	Please round to the nearest dollar
C. The CSA will disburse the following:
(1) Net Debenture proceeds	$618,145.74
(by wire transfer)
(2) Fees and closing costs	$16,408.26
(Sum of (A) through (D) below)
(A) SBA Guarantee Fee	$3,090.72
(0.005 times net debenture proceeds)
(B) Funding Fees	$1,545.36
(0.0025 times net debenture proceeds)
(C) CDC Processing Fee	$9,272.18
(0.015 times net debenture proceeds)
(D) CDC Closing Costs and Fees	$2,500.00
(3) Balance, if any, to the Borrower	$894.00
(4) Total CSA Disbursement	$635,448.00
(Sum of (1), (2) and (3))
7. WIRE TRANSFER INSTRUCTIONS
A. Recipient Bank for Wire of Net Debenture Proceeds

Name of Recipient Bank	City and State
CAPITAL ONE, N.A.	NEW ORLEANS, LA
Account Name	Account Number
PLANET BEACH FRANCHISING CORP.	110010633065

Routing Symbol & Transaction Code (must be 9 digits)	Attention of:
065000090
B. Correspondent Bank (complete the following only if recipient bank is not a Fed Wire Member)

Correspondent Bank Name	City and State
Account Name	Account Number
Routing Symbol & Transaction Code (must be 9 digits)	Attention of:

Amortization Schedule — June 2007

			Years	Per Month
Borrower PLANET BEACH FRANCHISING CORP.	Amount	$638,000.00	1 – 5	$5,222.68
Issue Date Jun 13 2007	Note Rate	5.78856%	6 – 10	$5,107.83
CDC Number 06-017	Escrow	$4,484.72	11 – 15	$4,956.46
Loan Number 7913774010	Term	20 Years	16 – 20	$4,754.41

Month	No	Interest	Principal	Balance	SBA		CDC	CSA	Payment
JUL 07	001	$1,846.55	$2,638.17	$635,361.83	$153.12		$531.67	$53.17	$5,222.68
AUG 07	002	$3,064.86	$1,419.86	$633,941.97	$153.12		$531.67	$53.17	$5,222.68
SEP 07	003	$3,058.01	$1,426.71	$632,515.26	$153.12	*	$531.67	$53.17	$5,222.68
OCT 07	004	$3,051.13	$1,433.59	$631,081.67	$153.12		$531.67	$53.17	$5,222.68
NOV 07	005	$3,044.21	$1,440.51	$629,641.16	$153.12		$531.67	$53.17	$5,222.68
DEC 07	006	$3,037.26	$1,447.46	$628,193.70	$153.12		$531.67	$53.17	$5,222.68

JAN 08	007	$3,030.28	$1,454.44	$626,739.26	$153.12		$531.67	$53.17	$5,222.68
FEB 08	008	$3,023.26	$1,461.46	$625,277.80	$153.12		$531.67	$53.17	$5,222.68
MAR 08	009	$3,016.22	$1,468.50	$623,809.30	$153.12		$531.67	$53.17	$5,222.68
APR 08	010	$3,009.13	$1,475.59	$622,333.71	$153.12		$531.67	$53.17	$5,222.68
MAY 08	011	$3,002.01	$1,482.71	$620,851.00	$153.12		$531.67	$53.17	$5,222.68
JUN 08	012	$2,994.86	$1,489.86	$619,361.14	$153.12		$531.67	$53.17	$5,222.68
JUL 08	013	$2,987.67	$1,497.05	$617,864.09	$153.12		$531.67	$53.17	$5,222.68
AUG 08	014	$2,980.45	$1,504.27	$616,359.82	$153.12		$531.67	$53.17	$5,222.68
SEP 08	015	$2,973.20	$1,511.52	$614,848.30	$153.12		$531.67	$53.17	$5,222.68
OCT 08	016	$2,965.91	$1,518.81	$613,329.49	$153.12		$531.67	$53.17	$5,222.68
NOV 08	017	$2,958.58	$1,526.14	$611,803.35	$153.12		$531.67	$53.17	$5,222.68
DEC 08	018	$2,951.22	$1,533.50	$610,269.85	$153.12		$531.67	$53.17	$5,222.68

JAN 09	019	$2,943.82	$1,540.90	$608,728.95	$153.12		$531.67	$53.17	$5,222.68
FEB 09	020	$2,936.39	$1,548.33	$607,180.62	$153.12		$531.67	$53.17	$5,222.68
MAR 09	021	$2,928.92	$1,555.80	$605,624.82	$153.12		$531.67	$53.17	$5,222.68
APR 09	022	$2,921.41	$1,563.31	$604,061.51	$153.12		$531.67	$53.17	$5,222.68
MAY 09	023	$2,913.87	$1,570.85	$602,490.66	$153.12		$531.67	$53.17	$5,222.68
JUN 09	024	$2,906.29	$1,578.43	$600,912.23	$153.12		$531.67	$53.17	$5,222.68
JUL 09	025	$2,898.68	$1,586.04	$599,326.19	$153.12		$531.67	$53.17	$5,222.68
AUG 09	026	$2,891.03	$1,593.69	$597,732.50	$153.12		$531.67	$53.17	$5,222.68
SEP 09	027	$2,883.34	$1,601.38	$596,131.12	$153.12		$531.67	$53.17	$5,222.68
OCT 09	028	$2,875.62	$1,609.10	$594,522.02	$153.12		$531.67	$53.17	$5,222.68
NOV 09	029	$2,867.86	$1,616.86	$592,905.16	$153.12		$531.67	$53.17	$5,222.68

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	CSA	Payment
DEC 09	030	$2,860.06	$1,624.66	$591,280.50	$153.12	$531.67	$53.17	$5,222.68

JAN 10	031	$2,852.22	$1,632.50	$589,648.00	$153.12	$531.67	$53.17	$5,222.68
FEB 10	032	$2,844.34	$1,640.38	$588,007.62	$153.12	$531.67	$53.17	$5,222.68
MAR 10	033	$2,836.43	$1,648.29	$586,359.33	$153.12	$531.67	$53.17	$5,222.68
APR 10	034	$2,828.48	$1,656.24	$584,703.09	$153.12	$531.67	$53.17	$5,222.68
MAY 10	035	$2,820.49	$1,664.23	$583,038.86	$153.12	$531.67	$53.17	$5,222.68
JUN 10	036	$2,812.46	$1,672.26	$581,366.60	$153.12	$531.67	$53.17	$5,222.68
JUL 10	037	$2,804.40	$1,680.32	$579,686.28	$153.12	$531.67	$53.17	$5,222.68
AUG 10	038	$2,796.29	$1,688.43	$577,997.85	$153.12	$531.67	$53.17	$5,222.68
SEP 10	039	$2,788.15	$1,696.57	$576,301.28	$153.12	$531.67	$53.17	$5,222.68
OCT 10	040	$2,779.96	$1,704.76	$574,596.52	$153.12	$531.67	$53.17	$5,222.68
NOV 10	041	$2,771.74	$1,712.98	$572,883.54	$153.12	$531.67	$53.17	$5,222.68
DEC 10	042	$2,763.48	$1,721.24	$571,162.30	$153.12	$531.67	$53.17	$5,222.68

JAN 11	043	$2,755.17	$1,729.55	$569,432.75	$153.12	$531.67	$53.17	$5,222.68
FEB 11	044	$2,746.83	$1,737.89	$567,694.86	$153.12	$531.67	$53.17	$5,222.68
MAR 11	045	$2,738.45	$1,746.27	$565,948.59	$153.12	$531.67	$53.17	$5,222.68
APR 11	046	$2,730.02	$1,754.70	$564,193.89	$153.12	$531.67	$53.17	$5,222.68
MAY 11	047	$2,721.56	$1,763.16	$562,430.73	$153.12	$531.67	$53.17	$5,222.68
JUN 11	048	$2,713.05	$1,771.67	$560,659.06	$153.12	$531.67	$53.17	$5,222.68
JUL 11	049	$2,704.51	$1,780.21	$558,878.85	$153.12	$531.67	$53.17	$5,222.68
AUG 11	050	$2,695.92	$1,788.80	$557,090.05	$153.12	$531.67	$53.17	$5,222.68
SEP 11	051	$2,687.29	$1,797.43	$555,292.62	$153.12	$531.67	$53.17	$5,222.68
OCT 11	052	$2,678.62	$1,806.10	$553,486.52	$153.12	$531.67	$53.17	$5,222.68
NOV 11	053	$2,669.91	$1,814.81	$551,671.71	$153.12	$531.67	$53.17	$5,222.68
DEC 11	054	$2,661.15	$1,823.57	$549,848.14	$153.12	$531.67	$53.17	$5,222.68

JAN 12	055	$2,652.36	$1,832.36	$548,015.78	$153.12	$531.67	$53.17	$5,222.68
FEB 12	056	$2,643.52	$1,841.20	$546,174.58	$153.12	$531.67	$53.17	$5,222.68
MAR 12	057	$2,634.64	$1,850.08	$544,324.50	$153.12	$531.67	$53.17	$5,222.68
APR 12	058	$2,625.71	$1,859.01	$542,465.49	$153.12	$531.67	$53.17	$5,222.68

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	CSA	Payment
MAY 12	059	$2,616.75	$1,867.97	$540,597.52	$153.12	$531.67	$53.17	$5,222.68
JUN 12	060	$2,607.73	$1,876.99	$538,720.53	$153.12	$531.67	$53.17	$5,222.68
JUL 12	061	$2,598.68	$1,886.04	$536,834.49	$129.29	$448.93	$44.89	$5,107.83
AUG 12	062	$2,589.58	$1,895.14	$534,939.35	$129.29	$448.93	$44.89	$5,107.83
SEP 12	063	$2,580.44	$1,904.28	$533,035.07	$129.29	$448.93	$44.89	$5,107.83
OCT 12	064	$2,571.25	$1,913.47	$531,121.60	$129.29	$448.93	$44.89	$5,107.83
NOV 12	065	$2,562.02	$1,922.70	$529,198.90	$129.29	$448.93	$44.89	$5,107.83
DEC 12	066	$2,552.75	$1,931.97	$527,266.93	$129.29	$448.93	$44.89	$5,107.83

JAN 13	067	$2,543.43	$1,941.29	$525,325.64	$129.29	$448.93	$44.89	$5,107.83
FEB 13	068	$2,534.07	$1,950.65	$523,374.99	$129.29	$448.93	$44.89	$5,107.83
MAR 13	069	$2,524.66	$1,960.06	$521,414.93	$129.29	$448.93	$44.89	$5,107.83
APR 13	070	$2,515.20	$1,969.52	$519,445.41	$129.29	$448.93	$44.89	$5,107.83
MAY 13	071	$2,505.70	$1,979.02	$517,466.39	$129.29	$448.93	$44.89	$5,107.83
JUN 13	072	$2,496.15	$1,988.57	$515,477.82	$129.29	$448.93	$44.89	$5,107.83
JUL 13	073	$2,486.56	$1,998.16	$513,479.66	$129.29	$448.93	$44.89	$5,107.83
AUG 13	074	$2,476.92	$2,007.80	$511,471.86	$129.29	$448.93	$44.89	$5,107.83
SEP 13	075	$2,467.24	$2,017.48	$509,454.38	$129.29	$448.93	$44.89	$5,107.83
OCT 13	076	$2,457.51	$2,027.21	$507,427.17	$129.29	$448.93	$44.89	$5,107.83
NOV 13	077	$2,447.73	$2,036.99	$505,390.18	$129.29	$448.93	$44.89	$5,107.83
DEC 13	078	$2,437.90	$2,046.82	$503,343.36	$129.29	$448.93	$44.89	$5,107.83

JAN 14	079	$2,428.03	$2,056.69	$501,286.67	$129.29	$448.93	$44.89	$5,107.83
FEB 14	080	$2,418.11	$2,066.61	$499,220.06	$129.29	$448.93	$44.89	$5,107.83
MAR 14	081	$2,408.14	$2,076.58	$497,143.48	$129.29	$448.93	$44.89	$5,107.83
APR 14	082	$2,398.12	$2,086.60	$495,056.88	$129.29	$448.93	$44.89	$5,107.83
MAY 14	083	$2,388.06	$2,096.66	$492,960.22	$129.29	$448.93	$44.89	$5,107.83
JUN 14	084	$2,377.94	$2,106.78	$490,853.44	$129.29	$448.93	$44.89	$5,107.83
JUL 14	085	$2,367.78	$2,116.94	$488,736.50	$129.29	$448.93	$44.89	$5,107.83
AUG 14	086	$2,357.57	$2,127.15	$486,609.35	$129.29	$448.93	$44.89	$5,107.83
SEP 14	087	$2,347.31	$2,137.41	$484,471.94	$129.29	$448.93	$44.89	$5,107.83

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	CSA	Payment
OCT 14	088	$2,337.00	$2,147.72	$482,324.22	$129.29	$448.93	$44.89	$5,107.83
NOV 14	089	$2,326.64	$2,158.08	$480,166.14	$129.29	$448.93	$44.89	$5,107.83
DEC 14	090	$2,316.23	$2,168.49	$477,997.65	$129.29	$448.93	$44.89	$5,107.83
JAN 15	091	$2,305.77	$2,178.95	$475,818.70	$129.29	$448.93	$44.89	$5,107.83
FEB 15	092	$2,295.25	$2,189.47	$473,629.23	$129.29	$448.93	$44.89	$5,107.83
MAR 15	093	$2,284.69	$2,200.03	$471,429.20	$129.29	$448.93	$44.89	$5,107.83
APR 15	094	$2,274.08	$2,210.64	$469,218.56	$129.29	$448.93	$44.89	$5,107.83
MAY 15	095	$2,263.42	$2,221.30	$466,997.26	$129.29	$448.93	$44.89	$5,107.83
JUN 15	096	$2,252.70	$2,232.02	$464,765.24	$129.29	$448.93	$44.89	$5,107.83
JUL 15	097	$2,241.93	$2,242.79	$462,522.45	$129.29	$448.93	$44.89	$5,107.83
AUG 15	098	$2,231.12	$2,253.60	$460,268.85	$129.29	$448.93	$44.89	$5,107.83
SEP 15	099	$2,220.24	$2,264.48	$458,004.37	$129.29	$448.93	$44.89	$5,107.83
OCT 15	100	$2,209.32	$2,275.40	$455,728.97	$129.29	$448.93	$44.89	$5,107.83
NOV 15	101	$2,198.35	$2,286.37	$453,442.60	$129.29	$448.93	$44.89	$5,107.83
DEC 15	102	$2,187.32	$2,297.40	$451,145.20	$129.29	$448.93	$44.89	$5,107.83
JAN 16	103	$2,176.23	$2,308.49	$448,836.71	$129.29	$448.93	$44.89	$5,107.83
FEB 16	104	$2,165.10	$2,319.62	$446,517.09	$129.29	$448.93	$44.89	$5,107.83
MAR 16	105	$2,153.91	$2,330.81	$444,186.28	$129.29	$448.93	$44.89	$5,107.83
APR 16	106	$2,142.67	$2,342.05	$441,844.23	$129.29	$448.93	$44.89	$5,107.83
MAY 16	107	$2,131.37	$2,353.35	$439,490.88	$129.29	$448.93	$44.89	$5,107.83
JUN 16	108	$2,120.02	$2,364.70	$437,126.18	$129.29	$448.93	$44.89	$5,107.83
JUL 16	109	$2,108.61	$2,376.11	$434,750.07	$129.29	$448.93	$44.89	$5,107.83
AUG 16	110	$2,097.15	$2,387.57	$432,362.50	$129.29	$448.93	$44.89	$5,107.83
SEP 16	111	$2,085.63	$2,399.09	$429,963.41	$129.29	$448.93	$44.89	$5,107.83
OCT 16	112	$2,074.06	$2,410.66	$427,552.75	$129.29	$448.93	$44.89	$5,107.83
NOV 16	113	$2,062.43	$2,422.29	$425,130.46	$129.29	$448.93	$44.89	$5,107.83
DEC 16	114	$2,050.74	$2,433.98	$422,696.48	$129.29	$448.93	$44.89	$5,107.83
JAN 17	115	$2,039.00	$2,445.72	$420,250.76	$129.29	$448.93	$44.89	$5,107.83
FEB 17	116	$2,027.21	$2,457.51	$417,793.25	$129.29	$448.93	$44.89	$5,107.83

Amortization Schedule — 7913774010
June 2007

Month	No	Interest	Principal	Balance	SBA	CDC	CSA	Payment
MAR 17	117	$2,015.35	$2,469.37	$415,323.88	$129.29	$448.93	$44.89	$5,107.83
APR 17	118	$2,003.44	$2,481.28	$412,842.60	$129.29	$448.93	$44.89	$5,107.83
MAY 17	119	$1,991.47	$2,493.25	$410,349.35	$129.29	$448.93	$44.89	$5,107.83
JUN 17	120	$1,979.44	$2,505.28	$407,844.07	$129.29	$448.93	$44.89	$5,107.83
JUL 17	121	$1,967.36	$2,517.36	$405,326.71	$97.88	$339.87	$33.99	$4,956.46
AUG 17	122	$1,955.21	$2,529.51	$402,797.20	$97.88	$339.87	$33.99	$4,956.46
SEP 17	123	$1,943.01	$2,541.71	$400,255.49	$97.88	$339.87	$33.99	$4,956.46
OCT 17	124	$1,930.75	$2,553.97	$397,701.52	$97.88	$339.87	$33.99	$4,956.46
NOV 17	125	$1,918.43	$2,566.29	$395,135.23	$97.88	$339.87	$33.99	$4,956.46
DEC 17	126	$1,906.05	$2,578.67	$392,556.56	$97.88	$339.87	$33.99	$4,956.46
JAN 18	127	$1,893.61	$2,591.11	$389,965.45	$97.88	$339.87	$33.99	$4,956.46
FEB 18	128	$1,881.12	$2,603.60	$387,361.85	$97.88	$339.87	$33.99	$4,956.46
MAR 18	129	$1,868.56	$2,616.16	$384,745.69	$97.88	$339.87	$33.99	$4,956.46
APR 18	130	$1,855.94	$2,628.78	$382,116.91	$97.88	$339.87	$33.99	$4,956.46
MAY 18	131	$1,843.26	$2,641.46	$379,475.45	$97.88	$339.87	$33.99	$4,956.46
JUN 18	132	$1,830.51	$2,654.21	$376,821.24	$97.88	$339.87	$33.99	$4,956.46
JUL 18	133	$1,817.71	$2,667.01	$374,154.23	$97.88	$339.87	$33.99	$4,956.46
AUG 18	134	$1,804.85	$2,679.87	$371,474.36	$97.88	$339.87	$33.99	$4,956.46
SEP 18	135	$1,791.92	$2,692.80	$368,781.56	$97.88	$339.87	$33.99	$4,956.46
OCT 18	136	$1,778.93	$2,705.79	$366,075.77	$97.88	$339.87	$33.99	$4,956.46
NOV 18	137	$1,765.88	$2,718.84	$363,356.93	$97.88	$339.87	$33.99	$4,956.46
DEC 18	138	$1,752.76	$2,731.96	$360,624.97	$97.88	$339.87	$33.99	$4,956.46
JAN 19	139	$1,739.58	$2,745.14	$357,879.83	$97.88	$339.87	$33.99	$4,956.46
FEB 19	140	$1,726.34	$2,758.38	$355,121.45	$97.88	$339.87	$33.99	$4,956.46
MAR 19	141	$1,713.03	$2,771.69	$352,349.76	$97.88	$339.87	$33.99	$4,956.46
APR 19	142	$1,699.66	$2,785.06	$349,564.70	$97.88	$339.87	$33.99	$4,956.46
MAY 19	143	$1,686.23	$2,798.49	$346,766.21	$97.88	$339.87	$33.99	$4,956.46
JUN 19	144	$1,672.73	$2,811.99	$343,954.22	$97.88	$339.87	$33.99	$4,956.46
JUL 19	145	$1,659.17	$2,825.55	$341,128.67	$97.88	$339.87	$33.99	$4,956.46

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	CSA	Payment
AUG 19	146	$1,645.54	$2,839.18	$338,289.49	$97.88	$339.87	$33.99	$4,956.46
SEP 19	147	$1,631.84	$2,852.88	$335,436.61	$97.88	$339.87	$33.99	$4,956.46
OCT 19	148	$1,618.08	$2,866.64	$332,569.97	$97.88	$339.87	$33.99	$4,956.46
NOV 19	149	$1,604.25	$2,880.47	$329,689.50	$97.88	$339.87	$33.99	$4,956.46
DEC 19	150	$1,590.36	$2,894.36	$326,795.14	$97.88	$339.87	$33.99	$4,956.46
JAN 20	151	$1,576.39	$2,908.33	$323,886.81	$97.88	$339.87	$33.99	$4,956.46
FEB 20	152	$1,562.37	$2,922.35	$320,964.46	$97.88	$339.87	$33.99	$4,956.46
MAR 20	153	$1,548.27	$2,936.45	$318,028.01	$97.88	$339.87	$33.99	$4,956.46
APR 20	154	$1,534.10	$2,950.62	$315,077.39	$97.88	$339.87	$33.99	$4,956.46
MAY 20	155	$1,519.87	$2,964.85	$312,112.54	$97.88	$339.87	$33.99	$4,956.46
JUN 20	156	$1,505.57	$2,979.15	$309,133.39	$97.88	$339.87	$33.99	$4,956.46
JUL 20	157	$1,491.20	$2,993.52	$306,139.87	$97.88	$339.87	$33.99	$4,956.46
AUG 20	158	$1,476.76	$3,007.96	$303,131.91	$97.88	$339.87	$33.99	$4,956.46
SEP 20	159	$1,462.25	$3,022.47	$300,109.44	$97.88	$339.87	$33.99	$4,956.46
OCT 20	160	$1,447.67	$3,037.05	$297,072.39	$97.88	$339.87	$33.99	$4,956.46
NOV 20	161	$1,433.02	$3,051.70	$294,020.69	$97.88	$339.87	$33.99	$4,956.46
DEC 20	162	$1,418.30	$3,066.42	$290,954.27	$97.88	$339.87	$33.99	$4,956.46
JAN 21	163	$1,403.51	$3,081.21	$287,873.06	$97.88	$339.87	$33.99	$4,956.46
FEB 21	164	$1,388.64	$3,096.08	$284,776.98	$97.88	$339.87	$33.99	$4,956.46
MAR 21	165	$1,373.71	$3,111.01	$281,665.97	$97.88	$339.87	$33.99	$4,956.46
APR 21	166	$1,358.70	$3,126.02	$278,539.95	$97.88	$339.87	$33.99	$4,956.46
MAY 21	167	$1,343.62	$3,141.10	$275,398.85	$97.88	$339.87	$33.99	$4,956.46
JUN 21	168	$1,328.47	$3,156.25	$272,242.60	$97.88	$339.87	$33.99	$4,956.46
JUL 21	169	$1,313.24	$3,171.48	$269,071.12	$97.88	$339.87	$33.99	$4,956.46
AUG 21	170	$1,297.95	$3,186.77	$265,884.35	$97.88	$339.87	$33.99	$4,956.46
SEP 21	171	$1,282.57	$3,202.15	$262,682.20	$97.88	$339.87	$33.99	$4,956.46
OCT 21	172	$1,267.13	$3,217.59	$259,464.61	$97.88	$339.87	$33.99	$4,956.46
NOV 21	173	$1,251.61	$3,233.11	$256,231.50	$97.88	$339.87	$33.99	$4,956.46
DEC 21	174	$1,236.01	$3,248.71	$252,982.79	$97.88	$339.87	$33.99	$4,956.46

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	GSA	Payment
JAN 22	175	$1,220.34	$3,264.38	$249,718.41	$97.88	$339.87	$33.99	$4,956.46
FEB 22	176	$1,204.59	$3,280.13	$246,438.28	$97.88	$339.87	$33.99	$4,956.46
MAR 22	177	$1,188.77	$3,295.95	$243,142.33	$97.88	$339.87	$33.99	$4,956.46
APR 22	178	$1,172.87	$3,311.85	$239,830.48	$97.88	$339.87	$33.99	$4,956.46
MAY 22	179	$1,156.89	$3,327.83	$236,502.65	$97.88	$339.87	$33.99	$4,956.46
JUN 22	180	$1,140.84	$3,343.88	$233,158.77	$97.88	$339.87	$33.99	$4,956.46
JUL 22	181	$1,124.71	$3,360.01	$229,798.76	$55.96	$194.30	$19.43	$4,754.41
AUG 22	182	$1,108.50	$3,376.22	$226,422.54	$55.96	$194.30	$19.43	$4,754.41
SEP 22	183	$1,092.22	$3,392.50	$223,030.04	$55.96	$194.30	$19.43	$4,754.41
OCT 22	184	$1,075.85	$3,408.87	$219,621.17	$55.96	$194.30	$19.43	$4,754.41
NOV 22	185	$1,059.41	$3,425.31	$216,195.86	$55.96	$194.30	$19.43	$4,754.41
DEC 22	186	$1,042.89	$3,441.83	$212,754.03	$55.96	$194.30	$19.43	$4,754.41
JAN 23	187	$1,026.28	$3,458.44	$209,295.59	$55.96	$194.30	$19.43	$4,754.41
FEB 23	188	$1,009.60	$3,475.12	$205,820.47	$55.96	$194.30	$19.43	$4,754.41
MAR 23	189	$992.84	$3,491.88	$202,328.59	$55.96	$194.30	$19.43	$4,754.41
APR 23	190	$975.99	$3,508.73	$198,819.86	$55.96	$194.30	$19.43	$4,754.41
MAY 23	191	$959.07	$3,525.65	$195,294.21	$55.96	$194.30	$19.43	$4,754.41
JUN 23	192	$942.06	$3,542.66	$191,751.55	$55.96	$194.30	$19.43	$4,754.41
JUL 23	193	$924.97	$3,559.75	$188,191.80	$55.96	$194.30	$19.43	$4,754.41
AUG 23	194	$907.80	$3,576.92	$184,614.88	$55.96	$194.30	$19.43	$4,754.41
SEP 23	195	$890.55	$3,594.17	$181,020.71	$55.96	$194.30	$19.43	$4,754.41
OCT 23	196	$873.21	$3,611.51	$177,409.20	$55.96	$194.30	$19.43	$4,754.41
NOV 23	197	$855.79	$3,628.93	$173,780.27	$55.96	$194.30	$19.43	$4,754.41
DEC 23	198	$838.28	$3,646.44	$170,133.83	$55.96	$194.30	$19.43	$4,754.41
JAN 24	199	$820.69	$3,664.03	$166,469.80	$55.96	$194.30	$19.43	$4,754.41
FEB 24	200	$803.02	$3,681.70	$162,788.10	$55.96	$194.30	$19.43	$4,754.41
MAR 24	201	$785.26	$3,699.46	$159,088.64	$55.96	$194.30	$19.43	$4,754.41
APR 24	202	$767.41	$3,717.31	$155,371.33	$55.96	$194.30	$19.43	$4,754.41
MAY 24	203	$749.48	$3,735.24	$151,636.09	$55.96	$194.30	$19.43	$4,754.41

Amortization Schedule — 7913774010
June 2007

Month	No	interest	Principal	Balance	SBA	CDC	CSA	Payment
JUN 24	204	$731.46	$3,753.26	$147,882.83	$55.96	$194.30	$19.43	$4,754.41
JUL 24	205	$713.36	$3,771.36	$144,111.47	$55.96	$194.30	$19.43	$4,754.41
AUG 24	206	$695.16	$3,789.56	$140,321.91	$55.96	$194.30	$19.43	$4,754.41
SEP 24	207	$676.88	$3,807.84	$136,514.07	$55.96	$194.30	$19.43	$4,754.41
OCT 24	208	$658.52	$3,826.20	$132,687.87	$55.96	$194.30	$19.43	$4,754.41
NOV 24	209	$640.06	$3,844.66	$128,843.21	$55.96	$194.30	$19.43	$4,754.41
DEC 24	210	$621.51	$3,863.21	$124,980.00	$55.96	$194.30	$19.43	$4,754.41
JAN 25	211	$602.88	$3,881.84	$121,098.16	$55.96	$194.30	$19.43	$4,754.41
FEB 25	212	$584.15	$3,900.57	$117,197.59	$55.96	$194.30	$19.43	$4,754.41
MAR 25	213	$565.34	$3,919.38	$113,278.21	$55.96	$194.30	$19.43	$4,754.41
APR 25	214	$546.43	$3,938.29	$109,339.92	$55.96	$194.30	$19.43	$4,754.41
MAY 25	215	$527.43	$3,957.29	$105,382.63	$55.96	$194.30	$19.43	$4,754.41
JUN 25	216	$508.34	$3,976.38	$101,406.25	$55.96	$194.30	$19.43	$4,754.41
JUL 25	217	$489.16	$3,995.56	$97,410.69	$55.96	$194.30	$19.43	$4,754.41
AUG 25	218	$469.89	$4,014.83	$93,395.86	$55.96	$194.30	$19.43	$4,754.41
SEP 25	219	$450.52	$4,034.20	$89,361.66	$55.96	$194.30	$19.43	$4,754.41
OCT 25	220	$431.06	$4,053.66	$85,308.00	$55.96	$194.30	$19.43	$4,754.41
NOV 25	221	$411.51	$4,073.21	$81,234.79	$55.96	$194.30	$19.43	$4,754.41
DEC 25	222	$391.86	$4,092.86	$77,141.93	$55.96	$194.30	$19.43	$4,754.41
JAN 26	223	$372.12	$4,112.60	$73,029.33	$55.96	$194.30	$19.43	$4,754.41
FEB 26	224	$352.28	$4,132.44	$68,896.89	$55.96	$194.30	$19.43	$4,754.41
MAR 26	225	$332.34	$4,152.38	$64,744.51	$55.96	$194.30	$19.43	$4,754.41
APR 26	226	$312.31	$4,172.41	$60,572.10	$55.96	$194.30	$19.43	$4,754.41
MAY 26	227	$292.19	$4,192.53	$56,379.57	$55.96	$194.30	$19.43	$4,754.41
JUN 26	228	$271.96	$4,212.76	$52,166.81	$55.96	$194.30	$19.43	$4,754.41
JUL 26	229	$251.64	$4,233.08	$47,933.73	$55.96	$194.30	$19.43	$4,754.41
AUG 26	230	$231.22	$4,253.50	$43,680.23	$55.96	$194.30	$19.43	$4,754.41
SEP 26	231	$210.70	$4,274.02	$39,406.21	$55.96	$194.30	$19.43	$4,754.41
OCT 26	232	$190.09	$4,294.63	$35,111.58	$55.96	$194.30	$19.43	$4,754.41

Amortization Schedule — 7913774010
June 2007

Month	No	Interest	Principal	Balance	SBA	CDC	CSA	Payment
NOV 26	233	$169.37	$4,315.35	$30,796.23	$55.96	$194.30	$19.43	$4,754.41
DEC 26	234	$148.55	$4,336.17	$26,460.06	$55.96	$194.30	$19.43	$4,754.41

JAN 27	235	$127.64	$4,357.08	$22,102.98	$55.96	$194.30	$19.43	$4,754.41
FEB 27	236	$106.62	$4,378.10	$17,724.88	$55.96	$194.30	$19.43	$4,754.41
MAR 27	237	$85.50	$4,399.22	$13,325.66	$55.96	$194.30	$19.43	$4,754.41
APR 27	238	$64.28	$4,420.44	$8,905.22	$55.96	$194.30	$19.43	$4,754.41
MAY 27	239	$42.96	$4,441.76	$4,463.46	$55.96	$194.30	$19.43	$4,754.41
JUN 27	240	$21.53	$4,463.19	$0.27	$55.96	$194.30	$19.43	$4,754.41
Totals:		$438,333.07	$637,999.73

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	79137740-10

SBA Loan Name	Planet Beach Franchising Corp.

Guarantor	Richard L. Juka

Borrower	Planet Beach Franchising Corp.

Lender	New Orleans Regional Business Development Loan Corporation	06-017

Date	May 3, 2007

Note Amount	$638,000.00
1. GUARANTEE:
Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.
2. NOTE:
The “Note” is the promissory note dated May 3, 2007 in the principal amount of Six Hundred Thirty-eight Thousand and no/100 Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.
3. DEFINITIONS:
“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.
“Loan” means the loan evidenced by the Note.
“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10-98) Previous editions obsolete	Page 1/5

LENDER’S GENERAL POWERS:
Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:
A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.
These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.
5. FEDERAL LAW:
When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.
6. RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:
To the extent permitted by law,
A.	Guarantor waives all rights to:
1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.
B.	Guarantor waives any notice of:
1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.
C.	Guarantor waives defenses based upon any claim that:
1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral changed in value, or was neglected, lost, destroyed, or underinsured;

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

5)	Lender impaired the Collate,—,

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.
7. DUTIES AS TO COLLATERAL:
Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.
8. SUCCESSORS AND ASSIGNS:
Under this Guarantee, Guarantor includes heirs and successors, and Lender includes successors and assigns.
9. GENERAL PROVISIONS:
A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

SBA Form 148 (10/98) Previous editions obsolete	Page 3/5

10. STATE-SPECIFIC PROVISIONS:

NONE

SBA Form 148 (10/98) Previous editions obsolete	Page 415

11. GUARANTOR ACKNOWLEDGMENT._ TERMS.
Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.
12. GUARANTOR NAME(S) AND SIGNATURE(S):
By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ Richard L. Juka

Richard L. Juka
ASSIGNMENT:
Lender assigns this Guarantee to SBA.
New Orleans Regional Business Development Loan Corporation

By:	/s/ Ted Ledet	Attest:	/s/ Bill Pope

	Ted Ledet, BRC Program Manager		Bill Pope, Executive Director

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

Date: May 3, 2007

U.S. Small Business Administration UNCONDITIONAL GUARANTEE

SBA Loan #	79137740-10

SBA Loan Name	Planet each Franchising Corp.

Guarantor	Stephen P. Smith

Borrower	Planet Beach Franchising Corp.

Lender	New Orleans Regional Business Development Loan Corporation	06-017

Date	May 3, 2007

Note Amount	$638,000.00
1. GUARANTEE:
Guarantor unconditionally guarantees payment to Lender of all amounts owing under the Note. This Guarantee remains in effect until the Note is paid in full. Guarantor must pay all amounts due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor.

2. NOTE:
The “Note” is the promissory note dated May 3, 2007 ________________ in the principal amount of Six Hundred Thirty-eight Thousand and no/100 Dollars, from Borrower to Lender. It includes any assumption, renewal, substitution, or replacement of the Note, and multiple notes under a line of credit.
3. DEFINITIONS:
“Collateral” means any property taken as security for payment of the Note or any guarantee of the Note.
“Loan” means the loan evidenced by the Note.
“Loan Documents” means the documents related to the Loan signed by Borrower, Guarantor or any other guarantor, or anyone who pledges Collateral.
“SBA” means the Small Business Administration, an Agency of the United States of America.

SBA Form 148 (10/98) Previous editions obsolete	Page 2/5

4. LENDERS GENERAL POWERS:
Lender may take any of the following actions at any time, without notice, without Guarantor’s consent, and without making demand upon Guarantor:
A.	Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.	Refrain from taking any action on the Note, the Collateral, or any guarantee;

C.	Release any Borrower or any guarantor of the Note;

D.	Compromise or settle with the Borrower or any guarantor of the Note;

E.	Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.	Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.	Bid or buy at any sale of Collateral by Lender or any other lienholder, at any price Lender chooses; and

H.	Exercise any rights it has, including those in the Note and other Loan Documents.
These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.
5. FEDERAL LAW:
When SBA is the holder, the Note and this Guarantee will be construed and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against SBA to deny any obligation, defeat any claim of SBA, or preempt federal law.
6. RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES:
To the extent permitted by law,
A.	Guarantor waives all rights to:
1)	Require presentment, protest, or demand upon Borrower;

2)	Redeem any Collateral before or after Lender disposes of it;

3)	Have any disposition of Collateral advertised; and

4)	Require a valuation of Collateral before or after Lender disposes of it.
B.	Guarantor waives any notice of:
1)	Any default under the Note;

2)	Presentment, dishonor, protest, or demand;

3)	Execution of the Note;

4)	Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)	Any change in the financial condition or business operations of Borrower or any guarantor;

6)	Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)	The time or place of any sale or other disposition of Collateral.
C.	Guarantor waives defenses based upon any claim that:
1)	Lender failed to obtain any guarantee;

2)	Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)	Lender or others improperly valued or inspected the Collateral;

4)	The Collateral change in value, or was neglected, lost, destroyed, or underinsured;

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5)	Lender impaired the Collate,_

6)	Lender did not dispose of any of the Collateral;

7)	Lender did not conduct a commercially reasonable sale;

8)	Lender did not obtain the fair market value of the Collateral;

9)	Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

10)	The financial condition of Borrower or any guarantor was overstated or has adversely changed;

11)	Lender made errors or omissions in Loan Documents or administration of the Loan;

12)	Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)	Lender impaired Guarantor’s suretyship rights;

14)	Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)	Borrower has avoided liability on the Note; or

16)	Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.
7. DUTIES AS TO COLLATERAL:
Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.
8. SUCCESSORS AND ASSIGNS:
Under this Guarantee, Guarantor includes heirs and successors, and Lender includes successors and assigns.
9. GENERAL PROVISIONS:
A.	ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.	SBA NOT A CO-GUARANTOR. Guarantor’s liability will continue even if SBA pays Lender. SBA is not a co-guarantor with Guarantor. Guarantor has no right of contribution from SBA.

C.	SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.	JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.	DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

F.	FINANCIAL STATEMENTS. Guarantor must give Lender financial statements as Lender requires.

G.	LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.	ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.	SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.	CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

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10. STATE-SPECIFIC PROVISIONS:

NONE

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11. GUARANTOR ACKNOWLEDGMENT TERMS.
Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.
12. GUARANTOR NAME(S) AND SIGNATURE(S): By signing below, each-individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ Stephen P. Smith

Stephen P. Smith
ASSIGNMENT:

Lender assigns this Guarantee to SBA.

New Orleans Regional Business Development Loan Corporation

By:	/s/ Ted Ledet	Attest:	/s/ Bill Pope
	Ted Ledet,		Bill Pope,
	BRC Program Manager		Executive Director
Date:	May 3, 2007

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